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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                _______________



                                   FORM 8-K



                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                               January 24, 2001
           --------------------------------------------------------
               Date of Report (Date of Earliest Event Reported)



                          Exodus Communications, Inc.
           --------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



          Delaware                     0-23795                  77-0403076
------------------------       ------------------------     -------------------
(State of Incorporation)       (Commission file number)      (I.R.S. Employer
                                                            Identification No.)



                        2831 Mission College Boulevard
                         Santa Clara, California 95054
          ----------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (408) 346-2200
             ----------------------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 5:  OTHER EVENTS.

     Attached hereto as exhibit 99.01 and incorporated by reference herein is financial information for Exodus Communications, Inc. for the quarter and the year ended December 31, 2000. Such information was previously presented in a press release issued by Exodus on January 24, 2001.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    The following exhibits are filed herewith:

    99.01 Financial information for Exodus Communications, Inc. for the quarter and the year ended December 31, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 26, 2001

                              EXODUS COMMUNICATIONS, INC.


                              By: /s/ Adam W. Wegner
                                 ---------------------------------------
                                 Adam W. Wegner, Senior Vice President,
                                 Legal and Corporate Affairs, General Counsel
                                 and Secretary
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                                 EXHIBIT INDEX
                                 -------------


99.01 Financial information for Exodus Communications, Inc. for the quarter and the year ended December 31, 2000.